EGA EMERGING GLOBAL SHARES TRUST

Supplement dated April 17, 2012 to the Statement of Additional Information dated July 29, 2011, for

EGShares GEMS Composite ETF
EGShares Basic Materials GEMS ETF
EGShares Consumer Goods GEMS ETF
EGShares Consumer Services GEMS ETF
EGShares Energy GEMS ETF
EGShares Financials GEMS ETF
EGShares Health Care GEMS ETF
EGShares Industrials GEMS ETF
EGShares Technology GEMS ETF
EGShares Telecom GEMS ETF
EGShares Utilities GEMS ETF
EGShares Emerging Markets Metals & Mining ETF
EGShares Emerging Markets Consumer ETF
(each, a “Fund,” and collectively, the “Funds”)

The following supplements the information included in the Funds’ Statement of Additional Information.

The second paragraph under the heading, “CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS – Procedures for Creation of Creation Unit Aggregations” is replaced in its entirety with the following:

All orders to create Creation Unit Aggregations, (through an Authorized Participant) must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of each Fund as next determined on such date after receipt of the order in proper form. After 4:00 pm, trades will continue to be accepted until 5:30, but will be priced at the next-calculated NAV. The Distributor will not accept cash orders received after 3:00 p.m. Eastern time on the trade date. A cash order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders” section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.